UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2024

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of the shareholders of Lesaka Technologies, Inc. (the "Company") held on August 21, 2024 (the "Special Meeting"), the Company's shareholders approved the following proposal, which was set forth in the definitive proxy statement for the Special Meeting that was filed with the Securities and Exchange Commission on August 2, 2024. The final vote tabulation for the proposal is set forth below.

The Share Issuance Proposal. To consider and vote upon a proposal to approve, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of the Company's common stock pursuant to the terms of the sale and purchase agreement, dated May 7, 2024, by and among the Company and the shareholders of Adumo RF (Pty) Ltd. (the "Share Issuance Proposal").

Votes For	Votes Against	Abstentions
39,191,259	2,093,927	10,316

There were no broker non-votes on the proposal.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "will be," "will continue," "will likely result," "believe," "project," "expect," "anticipate," "intend," "estimate" and other comparable terms. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to shareholders, employees and other stakeholders; potential synergies; the ability of the combined company to drive growth and expand customer relationships; the financing of the transaction and other statements regarding the transaction. Lesaka's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those expected, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the sale and purchase agreement relating to the proposed acquisition; (2) the ability to satisfy all conditions to completion of the proposed acquisition, including obtaining regulatory approvals; (3) unexpected costs, charges or expenses resulting from the transaction; (4) the disruption of management's attention from our ongoing business operations due to the proposed acquisition; (5) changes in the financial condition of the markets that the Adumo serves; (6) risks associated with the Adumo's product and service offerings or its results of operation, lower than expected growth in Adumo's transactions processed; (7) the challenges, risks and costs involved with integrating the operations of Adumo with Lesaka; and (8) Lesaka's ability to realize the anticipated benefits of the proposed acquisition.

These forward-looking statements are also subject to other risks and uncertainties, including those more fully described in Lesaka's filings with the Securities and Exchange Commission. Lesaka undertakes no obligation to revise any of these statements to reflect future events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: August 21, 2024	By:	/s/ Naeem E. Kola
	Name:	Naeem E. Kola
	Title:	Group Chief Financial Officer